Exhibit 18


      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
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                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, R. Jay Gerken of North Caldwell, New Jersey, Chairman of the Board of Managers, Chief Executive Officer and President of The Travelers Growth and Income Stock Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint, KATHLEEN A. McGAH, Secretary of said Fund, and ERNEST J. WRIGHT, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in The Travelers Growth and Income Stock Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

                  IN WITNESS WHEREOF I have hereunto set my hand this 29th day of June, 2004.


                                          /s/ R. Jay Gerken
                                          Chairman of the Board of Managers,
                                          Chief Executive Officer and President
                                          The Travelers Growth and Income
                                          Stock Account for Variable Annuities


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      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
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                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, Robert E. McGill III of Williamstown, Massachusetts, a member of the Board of Managers of The Travelers Growth and Income Stock Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint, KATHLEEN A. McGAH, Secretary of said Fund, and ERNEST J. WRIGHT, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in The Travelers Growth and Income Stock Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

                  IN WITNESS WHEREOF I have hereunto set my hand this 29th day of June, 2004.


                                          /s/ Robert E. McGill III
                                          Member of the Board of Managers
                                          The Travelers Growth and Income
                                          Stock Account for Variable Annuities



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      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
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                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, David A. Golino of Hebron, Connecticut, Principal Accounting Officer of The Travelers Growth and Income Stock Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint KATHLEEN A. McGAH, Secretary of said Fund, and ERNEST J. WRIGHT, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Fund on Form N-3 or other applicable form under federal securities laws for the registration of Variable Annuity Contracts funded in The Travelers Growth and Income Stock Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

                  IN WITNESS WHEREOF I have hereunto set my hand this 29th day of June, 2004.



                                   /s/ David A. Golino
                                   Principal Accounting Officer
                                   The Travelers Growth and Income Stock Account for Variable Annuities



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      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
      --------------------------------------------------------------------


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, Frances M. Hawk of Downingtown, Pennsylvania, a member of the Board of Managers of The Travelers Growth and Income Stock Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint, KATHLEEN A. McGAH, Secretary of said Fund, and ERNEST J. WRIGHT, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in The Travelers Growth and Income Stock Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

                  IN WITNESS WHEREOF I have hereunto set my hand this 29th day of June, 2004.


                                            /s/ Frances M. Hawk
                                            Member of the Board of Managers
                                            The Travelers Growth and Income
                                            Stock Account for Variable Annuities

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
      --------------------------------------------------------------------


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, Lewis Mandell of Amherst, New York, a member of the Board of Managers of The Travelers Growth and Income Stock Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint, KATHLEEN A. McGAH, Secretary of said Fund, and ERNEST J. WRIGHT, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in The Travelers Growth and Income Stock Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

                  IN WITNESS WHEREOF I have hereunto set my hand this 29th day of June, 2004.


                                          /s/ Lewis Mandell
                                          Member of the Board of Managers
                                          The Travelers Growth and Income
                                          Stock Account for Variable Annuities